SUPPLEMENTAL FINANCIAL REPORT THIRD QUARTER 2020 NOVEMBER 5, 2020 Exhibit 99.2

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; uncertainties regarding the ongoing impact of the novel coronavirus (COVID-19), the severity of the disease, the duration of the COVID-19 outbreak, actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact, the potential negative impacts of COVID-19 on the global economy and its adverse impact on the real estate market, the economy and the Company’s investments (including, but not limited to, the Los Angeles mixed-use development loan and other hospitality loans), financial condition and business operation; defaults by borrowers in paying debt service on outstanding indebtedness and borrowers’ abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; the Company's operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties; the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; given the Company's dependence on its external manager, an affiliate of Colony Capital, Inc., any adverse changes in the financial health or otherwise of its manager or Colony Capital, Inc. could hinder the Company's operating performance and return on stockholder's investment; the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected returns on equity and/or yields on investments; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including margin calls on master repurchase facilities, debt service or lease payment defaults or deferrals, demands for protective advances and capital expenditures, or its ability to continue to generate liquidity from sales of Legacy, Non-Strategic assets; the Company’s ability to liquidate its Legacy, Non-Strategic assets within the projected timeframe or at the projected values; the timing of and ability to deploy available capital; the Company’s ability to pay, maintain or grow the dividend at all in the future; the timing of and ability to complete repurchases of the Company’s stock; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; whether Colony Capital will continue to serve as our external manager or whether we will pursue another strategic transaction; and the impact of legislative, regulatory and competitive changes, and the actions of government authorities, including the current U.S. presidential administration, and in particular those affecting the commercial real estate finance and mortgage industry or our business. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Part II, Item 1A of the Company’s Form 10-Q for the quarter ended June 30, 2020, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of the COVID-19. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so.

COMPANY HIGHLIGHTS

Substantial commercial real estate credit REIT with conservative balance sheet Company highlights Diversified Portfolio of Primarily Senior Loans & Net Lease Assets Robust Liquidity Position Conservative Balance Sheet w/ Embedded Financing Capacity ~2.4x from Q1 2020 $4.3B Total At-Share Assets 94% Core Portfolio $14.53 Undepreciated Book Value Per Share ($5.41 current share price)(3) 93% Non-Recourse Financing ($171M recourse financing) Actively rotating out of remaining LNS assets and redeploying into Core Portfolio Strong liquidity position w/ incremental liquidity generated from legacy asset resolutions Conservative leverage profile w/ ample capacity from diversified financing sources $2.3B Core Loan and Preferred Equity Portfolio $438M Unrestricted Cash Today ($3.33 per share)(2) 1.1x Net-Debt-to-Equity Ratio(4) $609M Total Liquidity(1) As of September 30, 2020, unless otherwise stated; at CLNC share See footnotes in the appendix

Closed one new loan for $23 million of committed capital in Q4’20. Three new loans in-execution for $94 million of committed capital Successfully executed a recapitalization of the LA mixed-use development project with new 3rd party mezzanine financing Asset Sales / Payoffs – Core Portfolio (Since Q2’20) Sold / resolved three investments for $167 million of net proceeds Sold 11 CRE debt security tranches for $24 million of net proceeds $90 million of gross principal repayments Since Q2’20, sold 16 LNS assets for $22 million of net proceeds Net income of $5.0 million or $0.04 per share and Total Core/LNS Earnings of $39.7 million or $0.30 per share Adjusted Core/LNS Earnings of $31.0 million or $0.24 per share, excluding gains/losses and a one-time tax benefit GAAP net book value of $1.7 billion or $13.25 per share and undepreciated book value of $1.9 billion or $14.53 per share Suspended monthly cash dividend on 4/17/20 beginning with the monthly period ending 4/30/20 Expect to reinstitute a quarterly dividend in Q1’21, assuming macroeconomic conditions do not deteriorate $609 million of available liquidity as of 11/3/20 (~2.4x from $255 million as of 5/6/20) $1.5 billion of available capacity under senior loan master repurchase facilities 56% debt-to-total assets ratio and 1.1x net debt-to-equity ratio, reduced from 60% and 1.4x at 3/31/20(1)(2) Reduced at-share recourse debt exposure to $171 million as of 9/30/20 from $718 million as of 3/31/20 Total investment portfolio of $3.6 billion $2.3 billion Core loan and preferred equity portfolio 100% of Core floating rate senior mortgage loans have active LIBOR floors (weighted average LIBOR floor of ~194bps) $0.7 billion Core net lease portfolio with a weighted average lease term of 7.4 years Portfolio Activity Financial Results Liquidity & Capitalization Investment Portfolio Third quarter Update As of September 30, 2020, unless otherwise stated; at CLNC share See footnotes in the appendix

Company snapshot Portfolio Overview Investment Type Based on GAAP net book value as of September 30, 2020 Collateral Type Based on GAAP gross carrying value as of September 30, 2020 $ in millions, except per share data; as of September 30, 2020; at CLNC share See footnotes in the appendix

Conservative leverage ratio and steady quarter-over-quarter book value per share Financial overview Capital Structure Summary Key Financial Metrics ($mm / Per Share) Undepreciated Book Value Per Share Bridge * Excludes gains / losses and a one-time tax benefit $ in millions, except per share data; as of September 30, 2020, unless otherwise stated; at CLNC share See footnotes in the appendix (1)

CORE PORTFOLIO

Q3’20 Adjusted Core Earnings of $28.3 million, or $0.22 per share Closed one new loan for $23 million of committed capital in Q4’20. Three new loans in-execution for $94 million of committed capital Executed a recapitalization of the LA mixed-use development project with new 3rd party mezzanine financing Asset Sales / Payoffs – Since Q2’20: Sold / resolved three investments for $167 million of net proceeds Sold 11 CRE debt security tranches for $24 million of net proceeds $90 million of gross principal repayments Core Portfolio – Overview Investment Type(1) Property Type(1) Portfolio Summary 71 Total number of investments $3.7 billion Total at-share assets $1.6 billion / $12.50 GAAP net book value / per share $1.7 billion / $13.13 Undepreciated net book value / per share Portfolio Activity Portfolio Overview $ in thousands, unless otherwise stated; as of September 30, 2020, unless otherwise stated; at CLNC share See footnotes in the appendix Based on GAAP gross carrying value as of September 30, 2020 Based on GAAP gross carrying value as of September 30, 2020

Core Portfolio – Loans & Preferred Equity Portfolio Overview Overview Investment Type(4) 47 Total number of investments $2.3 billion Total loans & preferred equity(1) $49 million Average investment size 97% % Senior loans floating rate (All floating rate senior loans have LIBOR floors in-place) 1.1 years W.A. remaining term(1) 3.5 years W.A. extended remaining term(2) 5.8% W.A. unlevered all-in yield(3) 70% W.A. loan-to-value (senior loans only) 3.8 W.A. risk ranking Property Type(4) Midwest 1% Europe 3% West 59% Northeast 23% Southeast 3% Southwest 11% Other(6) <1% As of September 30, 2020; at CLNC share See footnotes in the appendix

Core Portfolio – Loans & Preferred Equity Portfolio Overview (Cont’d) * Subsequent to the third quarter 2020, one preferred equity interest paid off at 9/30/20 carrying value $ in thousands; as of September 30, 2020; at CLNC share See footnotes in the appendix

Core Portfolio – Net lease real estate Property type(6) W.A. remaining lease term(5)(6) * 100% is related to industrial net lease properties Midwest 22% Europe 39% West 15% Southeast 24% $ and rentable square feet in thousands; as of September 30, 2020, unless otherwise stated; at CLNC share See footnotes in the appendix * During the third quarter 2020, the Company sold one net lease industrial investment. As a result of the sale, financial results in the above table exclude approximately $1.7 million and $6.9 million from Q3’20 NOI and Annualized Q3’20 NOI, respectively

Sold five CRE debt security tranches for $16 million of net proceeds and realized a $5 million gain in Q3’20 Sold six CRE debt security tranches for $8 million of net proceeds in Q4’20 Since Q2’20, repaid $20 million of CMBS credit facilities, including $7 million subsequent to quarter end Portfolio Activity Core portfolio – CRE Debt securities Ratings Category(4) Vintage(4) Overview 19 Total number of investments(1) $244 million Principal value $105 million Carrying value $79 million Net carrying value(2) 5.3 years W.A. remaining term(3) % of Portfolio Vintage Year As of September 30, 2020, unless otherwise stated; at CLNC share See footnotes in the appendix

Core Portfolio – loans & preferred equity portfolio Core Portfolio – Investment Detail * Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects $ in millions; as of September 30, 2020; at CLNC share See footnotes in the appendix

Core Portfolio – Investment Detail (Cont’d) Core Portfolio – net lease real estate * ** *** Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects Represents an equity participation interest Represents loans and preferred equity interests which sold/paid off subsequent to the third quarter 2020 Core Portfolio – loans & preferred equity portfolio (cont’d) $ and rentable square feet in thousands; as of September 30, 2020; at CLNC share See footnotes in the appendix

Core Portfolio – Investment Detail (Cont’d) Core Portfolio – summary $ in millions; as of September 30, 2020; at CLNC share See footnotes in the appendix Core Portfolio – CRE debt securities

LEGACY, NON-STRATEGIC PORTFOLIO

Portfolio Summary 38 Total number of investments $0.6 billion Total at-share assets $0.1 billion / $0.75 GAAP net book value / per share $0.2 billion / $1.40 Undepreciated net book value / per share Q3’20 Adjusted LNS Earnings of $2.7 million, or $0.02 per share LNS Portfolio reduced to 6% of total GAAP net book value Since Q2’20, sold 16 LNS assets totaling $22 million of net proceeds Since the portfolio bifurcation plan was announced in November 2019: Monetized $235 million of LNS net carrying value Approximately 57% of the total LNS net carrying value Legacy, Non-Strategic – Portfolio Overview Portfolio Activity Investment Type(1) Property Type(1) Portfolio Overview $ in thousands, unless otherwise stated; as of September 30, 2020, unless otherwise stated; at CLNC share See footnotes in the appendix Based on GAAP gross carrying value as of September 30, 2020 Based on GAAP gross carrying value as of September 30, 2020

CAPITALIZATION

$4.1 billion Total capitalization (excluding cash) $2.4 billion Total outstanding debt $171 million Corporate revolving credit facility availability As of November 3, 2020 $1.5 billion ($2.1 billion maximum facilities availability) Master repurchase facilities availability As of November 3, 2020 1.1x (0.1x recourse debt-to-equity ratio) Net debt-to-equity ratio(1) 2.93% Blended all-in cost of financing(2) Since the first quarter, reduced recourse debt exposure by approximately $550 million to $171 million and reduced net debt-to-equity ratio from 1.4x to 1.1x Capitalization Highlights Overview Capital Structure As of September 30, 2020, unless otherwise stated; at CLNC share See footnotes in the appendix

Capitalization overview $ in thousands; as of September 30, 2020; at CLNC share See footnotes in the appendix

100% of the Core Portfolio floating rate senior mortgage loans have active in-place LIBOR floors (weighted average LIBOR floor of approximately 194 bps) ü 6% of outstanding at-share indebtedness is subject to a LIBOR floor ü CLNC net interest income is well-protected and benefits from current low rates due to in-place LIBOR floors Benefiting from LOW Rates Net Interest Income Sensitivity to LIBOR ($0.02 per share) ($0.01 per share) ($0.04 per share) ($0.09 per share) ($0.06 per share) LIBOR $ in Millions 97% of the total senior mortgage loan portfolio are floating rate (indexed to one-month USD LIBOR) ü LIBOR as of 9/30/20 $ in millions, except per share data; as of September 30, 2020; at CLNC share

APPENDIX

We present Core Earnings/Legacy, Non-Strategic (“LNS”) Earnings, which are non-GAAP supplemental financial measures of our performance. Our Core Earnings are generated by the Core Portfolio and Legacy, Non-Strategic Earnings are generated by the Legacy, Non-Strategic Portfolio. We believe that Core Earnings/Legacy, Non-Strategic Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with accounting principles generally accepted in the United States (“U.S. GAAP” or “GAAP”). These supplemental financial measures help us to evaluate our performance excluding the effects of certain transactions and U.S. GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. For information on the fees we pay our Manager, see Note 10, “Related Party Arrangements” to our consolidated financial statements included in Form 10-Q to be filed with the U.S. Securities and Exchange Commission (“SEC”). In addition, we believe that our investors also use Core Earnings/Legacy, Non-Strategic Earnings or a comparable supplemental performance measure to evaluate and compare the performance of us and our peers, and as such, we believe that the disclosure of Core Earnings/Legacy, Non-Strategic Earnings is useful to our investors. We define Core Earnings/Legacy, Non-Strategic Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership or “OP”) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) CECL reserves determined by probability of default / loss given default (or “PD/LGD”) model, (vii) depreciation and amortization, (viii) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (ix) one-time events pursuant to changes in U.S. GAAP and (x) certain material non-cash income or expense items that in the judgment of management should not be included in Core Earnings/Legacy, Non-Strategic Earnings. For clauses (ix) and (x), such exclusions shall only be applied after discussions between our Manager and our independent directors and after approval by a majority of our independent directors. U.S. GAAP net income (loss) attributable to our common stockholders and Core Earnings/Legacy, Non-Strategic Earnings include provision for loan losses. Prior to the third quarter of 2019, Core Earnings reflected adjustments to U.S. GAAP net income to exclude impairment of real estate and provision for loan losses. During the third quarter of 2019, we revised our definition of Core Earnings to include the provision for loan losses while excluding realized losses of sales of real estate property and impairment write-downs of preferred equity investments. This was approved by a majority of our independent directors. Core Earnings/Legacy, Non-Strategic Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs, including our ability to make cash distributions. In addition, our methodology for calculating Core Earnings/Legacy, Non-Strategic Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Core Earnings/Legacy, Non-Strategic Earnings may not be comparable to the Core Earnings/Legacy, Non-Strategic Earnings reported by other companies. The Company calculates Core Earnings/Legacy, Non-Strategic Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares and operating partnership units (held by members other than the Company or its subsidiaries). We believe net operating income (“NOI”) to be a useful measure of operating performance of our net leased and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjusts for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company’s properties, NOI provides a measure of operating performance independent of the Company’s capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company’s properties, and transaction costs and administrative costs, may limit the usefulness of NOI. NOI may fail to capture significant trends in these components of U.S. GAAP net income (loss) which further limits its usefulness. NOI should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, the Company’s methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies. IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS

The Company presents pro rata (“at share” or “at CLNC share”) financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests’ (“NCI”) share of assets, liabilities, profits and losses was computed by applying noncontrolling interests’ economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP. We present loan-to-value which reflects the initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by the as-completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis. We present risk rankings, which is a supplemental financial disclosure, for loans and preferred equity investments within the Core Portfolio. In addition to reviewing loans and preferred equity for impairments on a quarterly basis, the Company evaluates loans and preferred equity to determine if an allowance for loan loss should be established. In conjunction with this review, the Company assesses the risk factors of each loan and preferred equity investment and assigns a risk rating based on a variety of factors, including, without limitation, underlying real estate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five-point scale, the Company’s loans and preferred equity investments are rated “1” through “5,” from less risk to greater risk. At the time of origination or purchase, loans and preferred equity investments are ranked as a “3” and will move accordingly going forward. IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS

Colony Credit Real Estate, Inc. (“CLNC”, “Colony Credit Real Estate”, the “Company” or “We”) currently holds investment interests through the reportable segments below, which are based on how management reviews and manages its business. Each segment also includes corporate-level asset management and other fees, related party and general and administrative expenses related to its respective portfolio. Core Portfolio Loans & Preferred Equity Portfolio (or “Loan Portfolio”) As of September 30, 2020, the Company’s Loan Portfolio included senior mortgage loans, mezzanine loans and preferred equity interests (“preferred equity”) as well as participations in such loans. The Loan Portfolio also includes acquisition, development and construction loan arrangements accounted for as equity method investments as well as loans and preferred equity interests held through joint ventures with an affiliate of Colony Capital which were deconsolidated as a result of the merger and subsequently treated as equity method investments. Senior mortgage loans may include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile Mezzanine loans include other subordinated loans Preferred equity interests include related equity participation interests Net Leased Real Estate (“Net Lease”) As of September 30, 2020, the Company’s Net Lease investments included direct investments in commercial real estate principally composed of long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenance capital expenditures and real estate taxes. CRE Debt Securities As of September 30, 2020, the Company’s Commercial Real Estate (“CRE”) Debt Securities included both investment grade and non-investment grade rated CMBS bonds (including “B-pieces” of CMBS securitization pools or “B-Piece” investments). Legacy, Non-Strategic Portfolio (“LNS Portfolio” or “LNS”) Legacy, Non-Strategic Investments As of September 30, 2020, the Company’s Legacy, Non-Strategic Portfolio included direct investments in operating real estate such as multi-tenant office and multifamily residential assets, real estate acquired in settlement of loans (“REO”), real estate private equity interests (“Private Equity Interests” or “PE Interests”) and certain retail and other legacy loans originated prior to the combination that created the Company. NOTES REGARDING REPORTABLE SEGMENTS

Appendix – Consolidated Balance sheet In thousands, except share and per share data; as of September 30, 2020 unless otherwise stated

Appendix – Consolidated Statements of operations In thousands, except per share data; as of September 30, 2020, unless otherwise stated; Unaudited

Appendix – Consolidated Statements of operations By Segment $ in thousands; as of September 30, 2020; Unaudited

Appendix – Outstanding common shares and Op units

Appendix – reconciliation of gaap to non-gaap financial information Reconciliation of consolidated balance sheet to at CLNC share balance sheet In thousands, except per share data; as of September 30, 2020; Unaudited See footnotes in the appendix

Reconciliation of GAAP net book value to undepreciated book value Appendix – reconciliation of gaap to non-gaap financial information (Cont’d) In thousands, except per share data; as of September 30, 2020; Unaudited See footnotes in the appendix

Appendix – Reconciliation of GAAP to Non-gaap financial information (Cont’d) Reconciliation of GAAP net income (loss) to Core Earnings / LNS Earnings Reconciliation of Core Earnings / LNS Earnings to Adjusted Core Earnings / LNS Earnings In thousands, except per share data; as of September 30, 2020; Unaudited See footnotes in the appendix

Reconciliation of GAAP net income (loss) to NOI Appendix – Reconciliation of GAAP to Non-gaap financial information (Cont’d) $ in thousands; as of September 30, 2020; Unaudited

Appendix – Footnotes Page 4 Represents cash-on-hand and availability under the corporate revolving credit facility as of 11/3/20 Represents cash-on-hand as of 11/3/20 Represents CLNC closing stock price as of 11/3/20 Net-debt-to-equity ratio based on CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity; stockholders’ equity includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities Page 5 Debt-to-asset ratio based on total outstanding secured debt agreements (unpaid principal balance or “UPB”) at CLNC share divided by total assets at CLNC share Net-debt-to-equity ratio based on CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity; stockholders’ equity includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities Page 6 Preferred equity includes $18 million related to equity participation interests Net lease real estate includes deferred leasing costs and other net intangibles and includes the impact of accumulated depreciation and amortization Includes securitization assets which are presented net of the impact from consolidation Represents Core Portfolio’s proportionate share of allocated balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities and escrow deposits payable) Other / mixed-use includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets Represents carrying values net of any in-place investment-level financing at CLNC share as of 9/30/20 Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities Page 7 Tax & other includes the following: (i) one-time tax benefit, (ii) FX translation realized gain and (iii) realized gains/losses related to owned real estate sales Page 9 Based on carrying values at CLNC share as of 9/30/20. Property type excludes CMBS and mortgage loans held in securitization trusts Net lease real estate includes deferred leasing costs and other net intangibles and includes the impact of accumulated depreciation and amortization Includes securitization assets which are presented net of the impact from consolidation Preferred equity includes $17 million related to equity participation interests Other / mixed-use includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets Represents carrying values net of any in-place investment-level financing at CLNC share as of 9/30/20 Represents Core Portfolio’s proportionate share of allocated balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities and escrow deposits payable) Page 10 Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of 9/30/20 Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of 9/30/20 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of 9/30/20 for W.A. calculations Based on carrying values at CLNC share as of 9/30/20 Preferred equity includes $17 million related to equity participation interests Other / mixed-use includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets Page 11 Represents carrying values net of any in-place investment-level financing at CLNC share as of 9/30/20 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of 9/30/20 for W.A. calculations Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of 9/30/20 Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of 9/30/20 Page 12 Represents carrying values net of any in-place investment-level financing at CLNC share as of 9/30/20 Represents reported NOI for the third quarter 2020 at CLNC share Represents annualized reported NOI for the third quarter 2020 at CLNC share Represents the percent leased as of 9/30/20 and is weighted by carrying value at CLNC share as of 9/30/20 Based on in-place leases (defined as occupied and paying leases) as of 9/30/20 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of 9/30/20 Based on carrying values at CLNC share as of 9/30/20

Appendix – Footnotes (cont’d) Page 13 Investment count represents total number of tranches acquired; two total “B-piece” transactions Represents carrying values net of any in-place investment-level financing at CLNC share as of 9/30/20 W.A. calculation based on carrying value at CLNC share as of 9/30/20 Based on carrying values at CLNC share as of 9/30/20 Page 14 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of 9/30/20 for W.A. calculations Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of 9/30/20 Senior loans reflect the initial loan amount divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent as-is appraisal. Construction senior loans’ loan-to-value reflect the total commitment amount of the loan divided by the as completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis Page 15 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of 9/30/20 for W.A. calculations Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of 9/30/20 Mezzanine loans include attachment and detachment loan-to-values, respectively. Attachment loan-to-value reflects initial funding of loans senior to our position divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent appraisal. Detachment loan-to-value reflects the cumulative initial funding of our loan and the loans senior to our position divided by the as-is value as of the date the loan was originated, or the cumulative principal amount divided by the appraised value as of the date of the most recent appraisal. Construction mezzanine loans include attachment and detachment loan-to-value, respectively. Attachment loan-to-value reflects the total commitment amount of loans senior to our position divided by as-completed appraised value, or the total commitment amount of loans senior to our position divided by projected total cost basis. Detachment loan-to-value reflect the cumulative commitment amount of our loan and the loans senior to our position divided by as-completed appraised value, or the cumulative commitment amount of our loan and loans senior to our position divided by projected total cost basis Represents annualized reported NOI for the third quarter 2020 at CLNC share Represents the percent leased as of 9/30/20 and is weighted by carrying value at CLNC share as of 9/30/20 Based on in-place leases (defined as occupied and paying leases) as of 9/30/20 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of 9/30/20 Page 16 W.A. calculation based on carrying value at CLNC share as of 9/30/20 Page 18 Based on carrying values at CLNC share as of 9/30/20. Property type excludes private equity interests Net lease and other real estate includes deferred leasing costs and other net intangibles and includes the impact of accumulated depreciation and amortization Related to an equity participation interest Other includes commercial and residential development and predevelopment assets Represents carrying values net of any in-place investment-level financing at CLNC share as of 9/30/20 Represents LNS Portfolio’s proportionate share of allocated balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities and escrow deposits payable) Page 20 Net-debt-to-equity ratio based on CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity; stockholders’ equity includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities Assumes the applicable floating benchmark rate as of 9/30/20 for W.A. calculations and is weighted on outstanding debt (UPB) at CLNC share as of 9/30/20 Page 21 Subject to customary non-recourse carve-outs W.A. calculation based on outstanding debt (UPB) at CLNC share as of 9/30/20. W.A. extended maturity excludes CMBS facilities Assumes the applicable floating benchmark rate as of 9/30/20 for W.A. calculations Represents financing on one senior loan investment in the Core Portfolio Maturity dates are dependent on asset type and typically range from one to six month rolling periods Page 31 Represents interests in assets held by third party partners Represents the proportionate share attributed to CLNC based on CLNC’s ownership % by asset Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposes

Appendix – Footnotes (cont’d) Page 32 Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities The Company calculates GAAP net book value (excluding noncontrolling interests in investment entities) per share and undepreciated book value per share, a non-GAAP financial measure, based on the total number of common shares and OP units (held by members other than the Company or its subsidiaries) outstanding at the end of the reporting period. As of 9/30/20, the total number of common shares and OP units outstanding was approximately 131.7 million Page 33 The Company calculates Core Earnings / Legacy, Non-Strategic Earnings per share and Adjusted Core Earnings / LNS Earnings per share, which are non-GAAP financial measures, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries) For the three months ended 9/30/20, the weighted average number of common shares and OP units was approximately 131.7 million; includes 3.1 million of OP units Adjusted Core Earnings / Legacy, Non-Strategic Earnings excludes all gains/losses and a significant one-time tax benefit that occurred during the third quarter 2020

Company Website: www.clncredit.com Company information Colony Credit Real Estate (NYSE: CLNC) is one of the largest publicly traded commercial real estate (CRE) credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be the primary investment strategy. Colony Credit Real Estate is externally managed by a subsidiary of leading global real estate and investment management firm, Colony Capital, Inc. Colony Credit Real Estate is organized as a Maryland corporation and taxed as a REIT for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.clncredit.com. Analyst Coverage: Raymond James Stephen Laws 901-579-4868 B. Riley FBR Randy Binner 703-312-1890 Headquarters: Los Angeles 515 South Flower Street 44th Floor Los Angeles, CA 90071 310-282-8220 Investor Relations: ADDO Investor Relations Lasse Glassen 310-829-5400 lglassen@addoir.com Press & Media: Owen Blicksilver P.R., Inc. Caroline Luz 203-656-2829 caroline@blicksilverpr.com Stock & Transfer Agent: American Stock & Transfer Trust Company (AST) 866-751-6317 help@astfinancial.com NYSE Ticker: CLNC Shareholder Information